UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2008

Scripps Networks Interactive, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-34004	61-1551890
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 824-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SCRIPPS NETWORKS INTERACTIVE, INC.

INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page
8.01	Other Events	3

9.01	Financial Statements and Exhibits	3

Item 8.01.	Other Events

On July 24, 2008, we released information providing financial forecasts for the third quarter and affirmed our previously pro forma guidance for the full-year 2008. A copy of the press release is filed as Exhibit 99.

The discussion and the information contained in the press release contain certain forward-looking statements related to the company’s businesses that are based on our current expectations. Forward-looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from the expectations expressed in the forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions identify forward-looking statements. All forward-looking statements, which are as of the date of this filing, should be evaluated with the understanding of their inherent uncertainty. We undertake no obligation to publicly update any forward-looking statement to reflect events or circumstances after the date the statement is made.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99	Press release dated July 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

BY:	/s/ Joseph G. NeCastro
Joseph G. NeCastro
Executive Vice President and Chief Financial Officer

Dated: July 24, 2008

4